THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 22, 2005, AMONG THE COMPANY AND THE OTHER PARTIES REFERRED TO THEREIN, AS AMENDED AND MODIFIED FROM TIME TO TIME, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

AMENDED AND RESTATED SENIOR SUBORDINATED NOTE DUE 2011
(Tranche B)

$66,571.43

Original Issue Date:	November 22, 2005
Amendment and Restatement Date:	February 26, 2007
Maturity Date:	November 22, 2011

FOR VALUE RECEIVED, NAVTECH SYSTEMS SUPPORT INC., an Ontario corporation (the "Company"), hereby promises, upon the terms and subject to the provisions hereof, to pay to ABRY INVESTMENT PARTNERSHIP, L.P., a Delaware limited partnership (the "Investor"), or its registered assigns, the principal amount of SIXTY SIX THOUSAND FIVE HUNDRED SEVENTY ONE AND 43/100 DOLLARS ($66,571.43) together with interest thereon calculated from the date hereof in accordance with the provisions of this Senior Subordinated Note (this "Note"). The Company will maintain a register in which it will record the initial ownership of this Note and any changes in ownership of this Note which occur as permitted by and in compliance with Section 3(d) hereof. The holder of this Note as indicated at any time in such register shall be referred to herein as the "Noteholder" of this Note.

This Note was issued pursuant to a Note Purchase Agreement, dated as of November 22, 2005 (as amended, restated or modified from time to time, the "Purchase Agreement"), among the Investor, the Company and the other Purchasers. Capitalized terms used in this Note but not otherwise defined herein have the meaning set forth in the Purchase Agreement. This Note is one of the "Notes" referred to in the Purchase Agreement. The Noteholder is entitled to the benefits of the provisions contained in the Purchase Agreement and may enforce the agreements of the Company and the Subsidiaries contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, subject to Section 4 of this Note. This Note amends, restates and supersedes the 12.5% Senior Subordinated Note due 2011 of the Company dated November 22, 2005 in the principal amount of this Note issued to the Investor (the "Original Note"), but is not intended to and shall not extinguish or cancel the indebtedness (including, without limitation, accrued but unpaid interest through the date hereof) evidenced by the Original Note.

Section 1.  Interest. This Note will bear interest on the unpaid principal amount thereof, from the Closing Date to (but excluding) the Amendment and Restatement Date specified on the first page hereof at a rate equal to 12.5% per annum accrued daily, and from and after such Amendment and Restatement Date and through and including the date upon which such principal amount is fully paid at a rate equal to 13% per annum accrued daily, and in each case not less than 625 basis points of which (i.e., 6.25% per annum) (the “Required Cash Interest”) will be due and payable in cash in arrears on each May 1 and November 1, commencing with May 1, 2006. The Company shall have the option to pay in cash on any May 1, August 1, November 1 or February 1 any or all of the interest accrued on this Note since the preceding May 1, August 1, November 1 or February 1, as the case may be (or the Closing Date in the case of the first such date after the Closing Date) that is not Required Cash Interest (i.e., interest accruing at the rate of 625 basis points, or 6.25%, per annum from the Closing Date to (but excluding) the Amendment and Restatement Date, and interest accruing at the rate of 675 basis points, or 6.75% , per annum from and after the Amendment and Restatement Date), and any such accrued interest that is not Required Cash Interest and that the Company does not elect to pay in cash on any May 1, August 1, November 1 or February 1 will be added to the unpaid principal amount of this Note on such date, commencing with the next such date to occur immediately following the date of this Note, and will be payable at maturity. As of any date, this Note will have an accreted value (the "Accreted Value") equal to the amount of outstanding principal of, plus the accrued and unpaid interest on, this Note as of such date. The interest rates set forth above are subject to increase from time to time in accordance with the conditions set forth in Section 9B of the Purchase Agreement. Cash Interest that is not paid when due will bear interest at the rate then applicable to the unpaid principal amount of this Note from time to time, and such interest will be payable in cash, on demand.

Section 2.  Payment of Principal.

(a)  Scheduled Repayment. The Company shall be required to pay on the Maturity Date the Accreted Value of this Note. In addition, this Note shall become due and payable in accordance with Section 4 hereof and the terms of the Purchase Agreement.

(b)  Optional Prepayments. The Company may not prepay any amount owed under this Note except pursuant to Section 7 of the Purchase Agreement.

2

Section 3.  Method of Payment.

(a)  Manner; Time of Payments. All payments by the Company of principal, interest, or any other amount in respect of this Note will be made in same day funds in United States dollars delivered to the Noteholder at such place within the United States of America as is indicated in Section 7 below (or as the Noteholder may notify the Company from time to time) not later than 12:00 noon (New York time) on the date due; funds received by the Noteholder after that time will be deemed to have been paid by the Company on the next succeeding business day. All references in this Agreement to "dollars" or "$" shall be to United States dollars.

(b)  Payments on Non-Business Days. If any payment to be made in respect of any Note is stated to be due on a day which is a Saturday, Sunday or legal holiday in the Province of Ontario, Canada or the Commonwealth of Massachusetts (any other day being a "business day"), then such payment will be due on the next succeeding business day and such extension of time will be included in the computation of any amount of interest payable as part of such payment.

(c)  Pro Rata Payment. If more than one Note is outstanding, then all payments and prepayments in respect of the Notes, whether of principal, interest, or otherwise, will be made to the Noteholders, to the extent practicable, on a pro rata basis, with (i) interest payments prorated on the basis of the amount of accrued unpaid interest on each Note, and (ii) principal and other payments prorated on the basis of the unpaid principal amount of each Note prior to giving effect to such payments. If any Noteholder obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) in respect of any Note in excess of such Noteholder's pro rata share of payments obtained by all Noteholders, then such Noteholder will purchase from the other Noteholders a participation in the Notes held by such other Noteholders as is necessary to cause such other Noteholders to share the excess payment ratably among each of them as provided in this Section 3(c).

(d)  Transfer and Exchange. Upon surrender of this Note for registration of transfer or for exchange to the Company at its principal office, the Company, at its expense, will execute and deliver in exchange therefor a new Note or Notes, as the case may be, as requested by the Noteholder, with an Accreted Value equal to the Accreted Value of the surrendered Note, registered as the Noteholder may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor. The Noteholder may transfer or assign all or any part of this Note in accordance with the terms of the Purchase Agreement and by completing and surrendering to the Company the assignment form attached hereto as Exhibit A. The issuance of new Notes shall be made without charge to the holder of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance.

(e)  Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon delivery of an indemnity agreement (which shall be unsecured for the Noteholder and its Affiliates and all institutional Noteholders) in such reasonable amount and in form and substance as the Company may reasonably determine or, in the case of any such mutilation, upon the surrender of such Note for cancellation to the Company at its principal office, the Company, at its expense, will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note for any purpose of the Purchase Agreement.

3

Section 4.  Defaults/Remedies. In the event that an Event of Default shall occur, the unpaid balance of the principal and interest accrued on this Note may become, or be declared and become, due and payable in the manner and with the effect provided in the Purchase Agreement. Except to the extent expressly required under the Purchase Agreement or this Note, the Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the Noteholder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

Section 5.  Amendment and Waiver. The provisions of this Note may be modified, amended or waived, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only in the manner set forth in the Purchase Agreement.

Section 6.  Cancellation. After all principal, premiums (if any), and accrued interest at any time owed on this Note have been paid in full, this Note will be surrendered to the Company for cancellation and will not be reissued.

Section 7.  Place of Payment and Notices. Payments of principal and interest, and notices relating thereto are to be delivered to the Noteholder at the following address:

c/o ABRY Partners, LLC
111 Huntington Avenue
30th Floor
Boston, MA 02199
Telecopy No.: (617) 859-8797
Attention: John Hunt

with a copy of any such notice to (which shall not constitute notice to the Noteholder):

Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022-4675
Telecopy No.: (212) 446-6460
Attention: John L. Kuehn, Esq.

or at such other address as such Noteholder has specified by prior written notice to the Company. A copy of all notices relating to payments of principal and interest hereunder and all other notices are to be delivered as provided in Section 10H of the Purchase Agreement.

4

Section 8.  Governing Law. This Note shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

Section 9.  Judgment Currency. The obligation of the Company to make payment of the Accreted Value of this Note and any other amounts payable hereunder in the currency specified for such payment hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by the Noteholder of the full amount of the particular currency expressed to be payable herein. The Noteholder shall, using all amounts obtained or received from the Company pursuant to any such tender or recovery in payment of principal of and interest hereunder, promptly purchase the applicable currency at the most favorable spot exchange rate determined by the Noteholder to be available to it at such time. The obligation of the Company to make payments in a particular currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable currency the amount, if any, by which such actual receipt shall fall short of the full amount of the currency.

Section 10.  Interest Act (Canada). For the purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Note (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent, are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or 366, as applicable. The rates of interest under this Note are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Note.

Section 11.  Criminal Code (Canada). If any provision of this Note would obligate the Company to make any payment of interest or other amount payable to the Noteholder in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Noteholder of interest at a criminal rate (as construed under the Criminal Code (Canada)), then notwithstanding that provision, that amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or result in a receipt by the Noteholder of interest at a criminal rate, the adjustment to be effected, to the extent necessary, as follows: (i) firstly, by reducing the amount or rate of interest required to be paid to the Noteholder under this Note; and (ii) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the Noteholder which would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

* * * * *

5

IN WITNESS WHEREOF, the Company executed and delivered this Note on the date first written above.

NAVTECH SYSTEMS SUPPORT INC.

By:	____________________________________
Name:
Title:

EXHIBIT A

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)

and irrevocably appoint __________________________________________________________

_____________________________________________________________ agent to transfer this

Note on the books of Navtech Systems Support, Inc. The agent may substitute another to act for such agent.

Date: ___________________

Your Signature:________________________________________
(Sign exactly as your name appears on the front of this Note)

Signature Guarantee:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 22, 2005, AMONG THE COMPANY AND THE OTHER PARTIES REFERRED TO THEREIN, AS AMENDED AND MODIFIED FROM TIME TO TIME, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

AMENDED AND RESTATED SENIOR SUBORDINATED NOTE DUE 2011
(Tranche B)

$14,933,428.57

Original Issue Date:	November 22, 2005
Amendment and Restatement Date:	February 26, 2007
Maturity Date:	November 22, 2011

FOR VALUE RECEIVED, NAVTECH SYSTEMS SUPPORT INC., an Ontario corporation (the "Company"), hereby promises, upon the terms and subject to the provisions hereof, to pay to ABRY MEZZANINE PARTNERS, L.P., a Delaware limited partnership (the "Investor"), or its registered assigns, the principal amount of FOURTEEN MILLION NINE HUNDRED THIRTY-THREE THOUSAND FOUR HUNDRED TWENTY-EIGHT AND 57/100 DOLLARS ($14,933,428.57) together with interest thereon calculated from the date hereof in accordance with the provisions of this Senior Subordinated Note (this "Note"). The Company will maintain a register in which it will record the initial ownership of this Note and any changes in ownership of this Note which occur as permitted by and in compliance with Section 3(d) hereof. The holder of this Note as indicated at any time in such register shall be referred to herein as the "Noteholder" of this Note.

This Note was issued pursuant to a Note Purchase Agreement, dated as of November 22, 2005 (as amended, restated or modified from time to time, the "Purchase Agreement"), among the Investor, the Company and the other Purchasers. Capitalized terms used in this Note but not otherwise defined herein have the meaning set forth in the Purchase Agreement. This Note is one of the "Notes" referred to in the Purchase Agreement. The Noteholder is entitled to the benefits of the provisions contained in the Purchase Agreement and may enforce the agreements of the Company and the Subsidiaries contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, subject to Section 4 of this Note. This Note amends, restates and supersedes the 12.5% Senior Subordinated Note due 2011 of the Company dated November 22, 2005 in the principal amount of this Note issued to the Investor (the "Original Note"), but is not intended to and shall not extinguish or cancel the indebtedness (including, without limitation, accrued but unpaid interest through the date hereof) evidenced by the Original Note.

Section 1.  Interest. This Note will bear interest on the unpaid principal amount thereof, from the Closing Date to (but excluding) the Amendment and Restatement Date specified on the first page hereof at a rate equal to 12.5% per annum accrued daily, and from and after such Amendment and Restatement Date and through and including the date upon which such principal amount is fully paid at a rate equal to 13% per annum accrued daily, and in each case not less than 625 basis points of which (i.e., 6.25% per annum) (the “Required Cash Interest”) will be due and payable in cash in arrears on each May 1 and November 1, commencing with May 1, 2006. The Company shall have the option to pay in cash on any May 1, August 1, November 1 or February 1 any or all of the interest accrued on this Note since the preceding May 1, August 1, November 1 or February 1, as the case may be (or the Closing Date in the case of the first such date after the Closing Date) that is not Required Cash Interest (i.e., interest accruing at the rate of 625 basis points, or 6.25%, per annum from the Closing Date to (but excluding) the Amendment and Restatement Date, and interest accruing at the rate of 675 basis points, or 6.75% , per annum from and after the Amendment and Restatement Date), and any such accrued interest that is not Required Cash Interest and that the Company does not elect to pay in cash on any May 1, August 1, November 1 or February 1 will be added to the unpaid principal amount of this Note on such date, commencing with the next such date to occur immediately following the date of this Note, and will be payable at maturity. As of any date, this Note will have an accreted value (the "Accreted Value") equal to the amount of outstanding principal of, plus the accrued and unpaid interest on, this Note as of such date. The interest rates set forth above are subject to increase from time to time in accordance with the conditions set forth in Section 9B of the Purchase Agreement. Cash Interest that is not paid when due will bear interest at the rate then applicable to the unpaid principal amount of this Note from time to time, and such interest will be payable in cash, on demand.

Section 2.  Payment of Principal.

(a)  Scheduled Repayment. The Company shall be required to pay on the Maturity Date the Accreted Value of this Note. In addition, this Note shall become due and payable in accordance with Section 4 hereof and the terms of the Purchase Agreement.

(b)  Optional Prepayments. The Company may not prepay any amount owed under this Note except pursuant to Section 7 of the Purchase Agreement.

Section 3.  Method of Payment.

(a)  Manner; Time of Payments. All payments by the Company of principal, interest, or any other amount in respect of this Note will be made in same day funds in United States dollars delivered to the Noteholder at such place within the United States of America as is indicated in Section 7 below (or as the Noteholder may notify the Company from time to time) not later than 12:00 noon (New York time) on the date due; funds received by the Noteholder after that time will be deemed to have been paid by the Company on the next succeeding business day. All references in this Agreement to "dollars" or "$" shall be to United States dollars.

(b)  Payments on Non-Business Days. If any payment to be made in respect of any Note is stated to be due on a day which is a Saturday, Sunday or legal holiday in the Province of Ontario, Canada or the Commonwealth of Massachusetts (any other day being a "business day"), then such payment will be due on the next succeeding business day and such extension of time will be included in the computation of any amount of interest payable as part of such payment.

(c)  Pro Rata Payment. If more than one Note is outstanding, then all payments and prepayments in respect of the Notes, whether of principal, interest, or otherwise, will be made to the Noteholders, to the extent practicable, on a pro rata basis, with (i) interest payments prorated on the basis of the amount of accrued unpaid interest on each Note, and (ii) principal and other payments prorated on the basis of the unpaid principal amount of each Note prior to giving effect to such payments. If any Noteholder obtains any payment (whether voluntary, involuntary, by application of offset or otherwise) in respect of any Note in excess of such Noteholder's pro rata share of payments obtained by all Noteholders, then such Noteholder will purchase from the other Noteholders a participation in the Notes held by such other Noteholders as is necessary to cause such other Noteholders to share the excess payment ratably among each of them as provided in this Section 3(c).

(d)  Transfer and Exchange. Upon surrender of this Note for registration of transfer or for exchange to the Company at its principal office, the Company, at its expense, will execute and deliver in exchange therefor a new Note or Notes, as the case may be, as requested by the Noteholder, with an Accreted Value equal to the Accreted Value of the surrendered Note, registered as the Noteholder may request, dated so that there will be no loss of interest on such surrendered Note and otherwise of like tenor. The Noteholder may transfer or assign all or any part of this Note in accordance with the terms of the Purchase Agreement and by completing and surrendering to the Company the assignment form attached hereto as Exhibit A. The issuance of new Notes shall be made without charge to the holder of the surrendered Note for any issuance tax in respect thereof or other cost incurred by the Company in connection with such issuance.

(e)  Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction of any Note, upon delivery of an indemnity agreement (which shall be unsecured for the Noteholder and its Affiliates and all institutional Noteholders) in such reasonable amount and in form and substance as the Company may reasonably determine or, in the case of any such mutilation, upon the surrender of such Note for cancellation to the Company at its principal office, the Company, at its expense, will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such lost, stolen, destroyed or mutilated Note. Any Note in lieu of which any such new Note has been so executed and delivered by the Company shall not be deemed to be an outstanding Note for any purpose of the Purchase Agreement.

Section 4.  Defaults/Remedies. In the event that an Event of Default shall occur, the unpaid balance of the principal and interest accrued on this Note may become, or be declared and become, due and payable in the manner and with the effect provided in the Purchase Agreement. Except to the extent expressly required under the Purchase Agreement or this Note, the Company hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the Noteholder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

Section 5.  Amendment and Waiver. The provisions of this Note may be modified, amended or waived, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only in the manner set forth in the Purchase Agreement.

Section 6.  Cancellation. After all principal, premiums (if any), and accrued interest at any time owed on this Note have been paid in full, this Note will be surrendered to the Company for cancellation and will not be reissued.

Section 7.  Place of Payment and Notices. Payments of principal and interest, and notices relating thereto are to be delivered to the Noteholder at the following address:

c/o ABRY Partners, LLC
111 Huntington Avenue
30th Floor
Boston, MA 02199
Telecopy No.: (617) 859-8797
Attention: John Hunt

with a copy of any such notice to (which shall not constitute notice to the Noteholder):

Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, NY 10022-4675
Telecopy No.: (212) 446-6460
Attention: John L. Kuehn, Esq.

or at such other address as such Noteholder has specified by prior written notice to the Company. A copy of all notices relating to payments of principal and interest hereunder and all other notices are to be delivered as provided in Section 10H of the Purchase Agreement.

Section 8.  Governing Law. This Note shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

Section 9.  Judgment Currency. The obligation of the Company to make payment of the Accreted Value of this Note and any other amounts payable hereunder in the currency specified for such payment hereunder shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by the Noteholder of the full amount of the particular currency expressed to be payable herein. The Noteholder shall, using all amounts obtained or received from the Company pursuant to any such tender or recovery in payment of principal of and interest hereunder, promptly purchase the applicable currency at the most favorable spot exchange rate determined by the Noteholder to be available to it at such time. The obligation of the Company to make payments in a particular currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable currency the amount, if any, by which such actual receipt shall fall short of the full amount of the currency.

Section 10.  Interest Act (Canada). For the purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest or fees to which the rates of interest or fees provided in this Note (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent, are the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or 366, as applicable. The rates of interest under this Note are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Note.

Section 11.  Criminal Code (Canada). If any provision of this Note would obligate the Company to make any payment of interest or other amount payable to the Noteholder in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by the Noteholder of interest at a criminal rate (as construed under the Criminal Code (Canada)), then notwithstanding that provision, that amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or result in a receipt by the Noteholder of interest at a criminal rate, the adjustment to be effected, to the extent necessary, as follows: (i) firstly, by reducing the amount or rate of interest required to be paid to the Noteholder under this Note; and (ii) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to the Noteholder which would constitute interest for purposes of Section 347 of the Criminal Code (Canada).

* * * * *

IN WITNESS WHEREOF, the Company executed and delivered this Note on the date first written above.

NAVTECH SYSTEMS SUPPORT INC.

By:	____________________________________
Name:
Title:

EXHIBIT A

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)

and irrevocably appoint __________________________________________________________

_____________________________________________________________ agent to transfer this

Note on the books of Navtech Systems Support, Inc. The agent may substitute another to act for such agent.

Date: ___________________

Your Signature:________________________________________
(Sign exactly as your name appears on the front of this Note)

Signature Guarantee: